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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 29, 2006


                              GENESIS ENERGY, L.P.
             (Exact name of registrant as specified in its charter)


            Delaware                        1-12295            76-0513049
(State or other jurisdiction of          (Commission        (I.R.S. Employer
 incorporation or organization)          File Number)       Identification No.)


   500 Dallas, Suite 2500, Houston, Texas                        77002
  (Address of principal executive offices)                    (Zip Code)


                          (713) 860-2500 (Registrant's
                     telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)

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Item 1.01.  Entry into a Material Definitive Agreement

         On August 29, 2006, the Board of Directors of our general partner, Genesis Energy, Inc. approved an amendment to the Genesis Energy, Inc. Bonus Plan. As amended, the Compensation Committee of the Board of Directors is authorized to make adjustments to the computation of the amount of Available Cash that must be earned for a contribution to be made to the Bonus Pool. A Summary of the Genesis Energy, Inc. Bonus Plan is attached to this Form 8-K as
Exhibit 10.1.

         On August 29, 2006, the Board of Directors of our general partner also approved retention bonuses for Ross A. Benavides, our Chief Financial Officer, General Counsel and Secretary and Principal Financial Officer, Karen N. Pape, our Vice President and Controller and Principal Accounting Officer, and Kerry W. Mazoch, Vice President, Crude Oil Acquisitions. If these individuals are still employed on September 1, 2007, they will receive retention bonuses in amounts ranging from 30% to 35% of their base compensation levels as of August 29, 2006. Additionally, this retention bonus will be included in the calculation of the bonus they will receive for 2007, under the terms of the Genesis Energy, Inc. Bonus Plan.



Item 9.01.  Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

         Not applicable

(b) Pro forma financial information.

         Not applicable.

(c)      Exhibits

         The following materials are filed as exhibits to this Current Report on Form 8-K.

         Exhibit.

         10.1     Summary of Genesis Energy, Inc. Bonus Plan.

                                        SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         GENESIS ENERGY, L.P.
                                         (A Delaware Limited Partnership)

                                         By:   GENESIS ENERGY, Inc., as
                                                 General Partner

Date: September 1, 2006                  By:     /s/  ROSS A. BENAVIDES
                                             -----------------------------
                                               Ross A. Benavides
                                               Chief Financial Officer